SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

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URSTADT BIDDLE PROPERTIES INC.

(Exact Name of Registrant as Specified in Charter)

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STATE OF MARYLAND (State or Other Jurisdiction of Incorporation)	1-12803 (Commission File Number)	04-2458042 (I.R.S. Employer Identification No.)

321 Railroad Avenue, Greenwich, CT (Address of Principal Executive Offices)	06830 (Zip Code)

(203) 863-8200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On October 1, 2012, Urstadt Biddle Properties Inc. (the “Company”) entered into an Equity Underwriting Agreement with Deutsche Bank Securities Inc. (the “Underwriter”), relating to the registered public offering and sale by the Company of 2,500,000 shares of its Class A common stock.  The Underwriter has agreed to purchase the shares from the Company at a price to the Company of $19.16 per share.  The Company has granted the Underwriter a 30-day option to purchase up to an additional 375,000 shares of its Class A common stock at a price of $19.16 per share, less an amount per share equal to any dividends declared by the Company and payable on the 2,500,000 shares but not payable on the 375,000 option shares.

The shares are being offered pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-177049) and a related prospectus supplement dated October 2, 2012 together with the accompanying Prospectus dated October 17, 2011.

In connection with the offering, Miles & Stockbridge P.C. has provided the Company with an opinion regarding the legality of the shares and Baker & McKenzie LLP has provided the Company with an opinion as to certain tax matters.  Copies of the opinions are attached to this report as Exhibits 5.1 and 8.1, respectively, and are incorporated herein by reference.

A copy of the Equity Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.  The foregoing description of the terms and conditions of the Equity Underwriting Agreement is qualified in its entirety by reference to the Agreement.

Item 9.01

Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

The following exhibits are filed as part of this report:

Exhibit 1.1	Equity Underwriting Agreement, dated October 1, 2012, between Urstadt Biddle Properties Inc. and Deutsche Bank Securities Inc. as underwriter
Exhibit 5.1	Opinion of Miles & Stockbridge P.C. as to the legality of the shares
Exhibit 8.1	Opinion of Baker & McKenzie LLP as to certain tax matters
Exhibit 23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1)
Exhibit 23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URSTADT BIDDLE PROPERTIES INC.
(Registrant)

DATE: October 4, 2012	By: /s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Equity Underwriting Agreement, dated October 1, 2012, between Urstadt Biddle Properties Inc. and Deutsche Bank Securities Inc. as underwriter
Exhibit 5.1	Opinion of Miles & Stockbridge P.C. as to the legality of the shares
Exhibit 8.1	Opinion of Baker & McKenzie LLP as to certain tax matters
Exhibit 23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1)
Exhibit 23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)